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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 16, 1996


                   AMRESCO Residential Securities Corporation
            (on behalf of AMRESCO Residential Securities Corporation
                           Mortgage Loan Trust 1996-4)
             (Exact name of registrant as specified in its charter)


         New York                   333-8687                 Pending
- -----------------------------      ------------       -----------------------

(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)



c/o Bankers Trust Company of California, N.A.
        3 Park Plaza, 16th Floor
               Irvine, CA                                   92714
- ----------------------------------------------            --------------

        (Address of Principal                                (Zip Code)
          Executive Offices)



        Registrant's telephone number, including area code (909) 605-7600


                                    No Change
          (Former name or former address, if changed since last report)

Total number of sequentially  numbered pages __________
Exhibit index located on sequentially numbered page __________



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

         99.1 Computational Materials of CS First Boston relating to the Offered Certificates.

         99.2              Computational  Materials  of  Goldman,  Sachs  &  Co.
                           relating to the Offered Certificates.

         99.3              Computational Materials of Prudential Securities Inc.
                           relating to the Offered Certificates.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   AMRESCO RESIDENTIAL SECURITIES CORPORATION,
                                    as Depositor


                                    By:    /s/ Ronald B. Kirkland
                                           ----------------------
                                            Name:  Ronald B. Kirkland
                                            Title: Chief Financial Officer and
                                                   Chief Accounting Officer



Dated:  August 20, 1996

                                  EXHIBIT INDEX


Exhibit No.     Description                                            Page No.

    99.1        Computational Materials of CS First Boston
                relating to the Offered Certificates                   _______

    99.2        Computational Materials of Goldman, Sachs & Co.
                relating to the Offered Certificates                   _______

    99.3        Computational Materials of Prudential Securities
                Inc. relating to the Offered Certificates.             _______






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